EXHIBIT 22
                  SUBSIDIARIES OF FIRST HEALTH GROUP CORP.

  First Health Strategies, Inc.         Office Realty Investors, Inc.
  Incorporated in Delaware              Incorporated in Illinois

  First Health Services Corporation     COMPARE Leasing Corp.
  Incorporated in Virginia              Incorporated in Delaware

  First Health Life & Health            First Health Insurance Services, Inc.
   Insurance Company                    Incorporated in Illinois
  Incorporated in Texas

  First Health Realty, Inc.             HealthCare COMPARE Administrative
  Incorporated in Utah                  Services, Inc.
                                        Incorporated in Illinois

  First Health Strategies               American Life and Health
   (TPA), Inc.                           Insurance Company
  Incorporated in Delaware              Incorporated in Missouri

  PRIMExtra, Inc.                       Cambridge Life Insurance Company
  Incorporated in Delaware              Incorporated in Missouri

  U. S. Administrators, Inc.            CHP Administration, Inc.
  Incorporated in California            Incorporated in California

  First Health of Canada, Inc.          First Health Strategies of Utah, Inc.
  Incorporated in Ontario               Incorporated in Utah

  First Health Strategies of            First Health Review, Inc.
  Texas, Inc.                           Incorporated in Utah
  Incorporated in Texas

  First Health Strategies of New        First Health Insurance Agency, Inc.
  Mexico, Inc.                          Incorporated in Massachusetts
  Incorporated in New Mexico

  First Health Strategies of            First Health Strategies of Ohio, Inc.
  Pennsylvania, Inc.                    Incorporated in Ohio
  Incorporated in Pennsylvania

  Midwest Benefits Corporation          First Mental Health, Inc.
  Incorporated in Michigan              Incorporated in Tennessee

  First Peer Review of New Mexico,      First Peer Review of Florida, Inc.
  Inc.                                  Incorporated in Delaware
  Incorporated in Delaware

  First Peer Review of Tennessee, Inc.  First Peer Review of Hawaii
  Incorporated in Delaware              Incorporated in Delaware

  First Peer Review of Illinois         First Peer Review of Oregon
  Incorporated in Delaware              Incorporated in Delaware

  First Peer Review of Colorado
  Incorporated in Delaware